UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

 Amendment No 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

PANACEA LIFE SCIENCES HOLDINGS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5910 South University Blvd, C18-193

Greenwood Village, CO 80121

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 1-800-985-0515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Panacea Life Sciences Holdings, Inc., a Nevada corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2021, in connection with the consummation on June 30, 2021 of the exchange agreement between Panacea Life Sciences Holdings, Inc.(formerly Exactus, Inc.) and Panacea Life Sciences, Inc.

The Company is filing this Amendment solely to provide (i) certain voluntary disclosures concerning the financial condition of the Company, as permitted by Item 8.01; (ii) the historical audited financial statements of Panacea Life Sciences, Inc. as of and for the years ended December 31, 2020 and 2019, and the unaudited condensed consolidated financial statements as of June 30, 2021 and 2020, referred to in Item 9.01(a) below; and (iii) the unaudited pro forma condensed combined financial statements as of and for the six month period ended June 30, 2021 and for the year ended December 31, 2020, referred to in Item 9.01(b) below.

Item 8.01 Other Events.

The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2020 and audited condensed consolidated financial statements for the years ended December 31, 2020 and 2019, are filed herewith and attached hereto as Exhibits 99.1 and incorporated herein by reference.

The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months and six months ending June 30, 2021 and the unaudited interim condensed consolidated financial statements for the six months ending June 30, 2021 and 2020 filed are filed herewith and attached hereto as Exhibits 99.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Panacea Life Sciences, Inc. as of and for the years ended December 31, 2020 and 2019 are filed herewith attached here to in Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Panacea Life Sciences, Inc. as of and for the six month period ended June 30, 2021 and for the year ended December 31, 2020, filed herewith and attached hereto as Exhibit 99.4.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document	Filed
3.1	Amended Articles of Incorporation*	Filed

3.2	Amended Bylaws*	Filed

10.1	Form of Securities Exchange Agreement*	Filed

10.2	Form of Indemnification Agreement*	Filed

99.1	Audited consolidated financial statements of Panacea Life Sciences Holdings, Inc. (formerly Exactus, Inc.) for the fiscal years ended December 31, 2020 and 2019 including the report of RBSM LLP on such audited financial statements, filed with the Securities and Exchange Commission on April 23, 2021*	Filed

99.2	Audited financial statements of Panacea Life Sciences, Inc. for the years ended December 31, 2020 and 2019 including report of RBSM LLP on such audited financial statements filed.	Filed herewith

99.3	Unaudited interim financial statements of Panacea Life Sciences Holdings, Inc. for the six months ending June 30, 2021 and 2020 filed on Form 10-Q/A with the Securities and Exchange Commission on December 17, 2021.*	Filed

99.4	Unaudited pro forma condensed combined financial statements of the Company and Panacea Life Sciences for the six month period ended June 30, 2021 and for the year ended December 31, 2020.	Filed herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed with the Original Reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021

/s/ Leslie Buttorff
Leslie Buttorff
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

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